Transamerica Income EliteSM II	Income EliteSM Variable Annuity

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated April 24, 2018

to the

Prospectus dated May 1, 2017

Effective on or after May 1, 2018, the following investment options are considered to be Designated Investment Options for the Retirement Income Max® rider, if the investment option is currently available on your policy.

Investment Options
American Funds - Bond Fund	TA Legg Mason Dynamic Allocation - Balanced
TA AB Dynamic Allocation	TA Madison Diversified Income
TA Aegon Government Money Market	TA Managed Risk – Balanced ETF
TA Aegon U.S. Government Securities	TA Managed Risk – Conservative ETF
TA American Funds Managed Risk - Balanced	TA Market Participation Strategy
TA BlackRock Global Allocation Managed Risk - Balanced	TA PIMCO Tactical - Balanced
TA BlackRock Smart Beta 50	TA PIMCO Tactical - Conservative
TA JPMorgan Asset Allocation - Conservative	TA PIMCO Total Return
TA JPMorgan Asset Allocation - Moderate	TA PineBridge Inflation Opportunities
TA JPMorgan Core Bond	TA QS Investors Active Asset Allocation - Conservative
TA JPMorgan Tactical Allocation	TA QS Investors Active Asset Allocation - Moderate
Fixed Account GPOs or DCA Accounts

Please read this supplement carefully and retain it with your prospectus for future reference.